___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

VICAN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-107179 & 000-51210	980380519
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

12036 Naughton St.
Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 816-2500

Med Ex Direct, Inc.

8001 West 26th Avenue, Suite 108

Hialeah, Florida 33016

______________________________________________________________________________________________________________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2012, Vican Resources, Inc. (hereafter, the “Company”) entered into an agreement to cancel and terminate that certain Asset Purchase Agreement (“Asset Purchase Agreement”) dated December 20, 2011, between the Company and Med Ex Direct, Inc., a Florida corporation (hereafter, “Med Ex Florida”). The cancellation of the Asset Purchase Agreement also involved the cancellation of 8,750,000 shares of Series “B” Preferred Stock of the Company.

On March 22, 2012, the Company acquired three separate one-sixth (1/6) working interests (collectively, the “Working Interests”) in certain oil and gas leases covering the Harrell-Smith Well Units #1-11 and #2-12 located in Jefferson County, Mississippi.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 21, 2012, the Company terminated the Asset Purchase Agreement as described in Item 1.01 above.

On March 22, 2012, the Company acquired the Working Interests described in Item 1.01 above.

Item	5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2012, Juan C. Ley and Kristina Hammonds resigned from the Board and Mr. Ley also resigned as an officer of the Company. Mr. Ley and Ms. Hammonds were appointed to the Board and Mr. Ley was appointed as Chief Executive Officer on December 20, 2011.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 22, 2012, the Company amended and restated its Articles of Incorporation providing for a change in the Company’s name from “Med Ex Direct, Inc.” back to “Vican Resources, Inc.”, which was the name of the Company prior to the acquisition of the assets of Med Ex Florida in December 2011. The amended and restated Articles of Incorporation of the Company are attached as an Exhibit to this Current Report.

On March 22, 2012, the Company amended and restated its Bylaws, providing for a change in the Company’s name from “Med Ex Direct” back to “Vican Resources, Inc.”, which was the name of the Company prior to the acquisition of the assets of Med Ex Florida in December 2011. The amended and restated Bylaws of the Company are attached as an Exhibit to this Current Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 22, 2012, holders of a majority of the voting rights of the Company’s capital stock approved the amendment and restatement of the Company’s Articles of Incorporation as described in Item 5.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i)	Amended and Restated Articles of Incorporation of Vican Resources, Inc.

3(ii)	Amended and Restated Bylaws of Vican Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vican Resources, Inc.

Date: March 22, 2012	By:	/s/ Chene Gardner
Chene Gardner Chief Financial Officer